                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                           POWELL INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                            POWELL INDUSTRIES, INC.
                               8550 MOSLEY DRIVE
                              HOUSTON, TEXAS 77075

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 15, 1996

TO THE STOCKHOLDERS OF POWELL INDUSTRIES, INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of Powell Industries, Inc., a Nevada corporation (the "Company"), will be held at the Hobby Airport Hilton, 8181 Airport Boulevard, in Houston, Texas on Friday, March 15, 1996 at 11:00 a.m. Houston time, for the following purposes:

          1. To elect three (3) members of the Company's Board of Directors, class of 1999; and

          2. To consider a proposed amendment to the Company's 1992 Stock Option Plan to increase the maximum number of shares that may be issued under the Plan from 750,000 to 1,500,000.

          3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The stock transfer books will not be closed. Stockholders of record as of the close of business on January 15, 1996 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof, notwithstanding any transfer of stock on the books of the Company after such record date.

     You are cordially invited to attend the meeting in person. YOU ARE URGED TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND TO RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                     By Order of the Board of Directors

                                             J. F. Ahart
                                          Vice President and
                                              Secretary

Houston, Texas
January 12, 1996

                            POWELL INDUSTRIES, INC.
                               8550 MOSLEY DRIVE
                              HOUSTON, TEXAS 77075

                             ---------------------

                                PROXY STATEMENT
                                JANUARY 12, 1996
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 15, 1996

                             ---------------------

                         SOLICITATION AND VOTING RIGHTS

     The accompanying proxy is solicited by the Board of Directors of Powell Industries, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, March 15, 1996 at 11:00 a.m., Houston time, at the Hobby Airport Hilton, 8181 Airport Boulevard, in Houston, Texas, or at any adjournment thereof.

     This Proxy Statement and proxy and the accompanying Notice of Annual Meeting, Summary Annual Report to Stockholders, and Form 10-K for the year ended October 31, 1995, including consolidated financial statements, will be mailed to stockholders on or about February 2, 1996. The cost of soliciting proxies in the enclosed form will be borne by the Company. The Board of Directors of the Company has fixed January 15, 1996, as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. There are 10,542,704 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each holder of Common Stock will be entitled to one vote for each share owned, except that for the election of directors each holder shall be entitled to a number of votes equal to the number of shares which he is entitled to vote multiplied by the number of directors to be elected (three).

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the meeting. Abstentions and broker votes will be counted as shares present in determining a quorum but broker non-votes will not be counted as present. The three persons receiving the greatest number of votes cast at the meeting to fill the directorships with terms to expire in 1999 will be elected as directors of the Company, class of 1999. Thus, abstentions will have no effect on the election of directors. Regarding other matters, under Nevada law generally the vote of stockholders who hold at least a majority of the voting power present at a meeting at which a quorum is present is the act of the stockholders. Accordingly, abstentions will have the effect of negative votes with respect to any such other matters. If a quorum is present, broker non-votes will have no effect on the election of directors or on votes with respect to other matters.

     The shares represented by each valid proxy received by the Company on the form solicited by the Board of Directors will be voted in accordance with instructions specified on the proxy. Under Nevada law, a stockholder giving a duly executed proxy may revoke it before it is exercised only by filing with or transmitting to the Secretary of the Company an instrument or transmission revoking it, or a duly executed proxy bearing a later date.

                             COMMON STOCK OWNED BY
                     PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     The following table sets forth as of January 12, 1996 (except as otherwise noted below with respect to shares held by employee benefit plans and with respect to shares shown as beneficially owned on a Schedule 13G), the number of shares of Common Stock owned by each person who is known by the Company to own beneficially more than five percent (5%) of the Companys' outstanding Common
Stock:

                                                                AMOUNT AND
                                                                  NATURE
                                                                    OF              PERCENT
                        NAME AND ADDRESS                        BENEFICIAL            OF
                       OF BENEFICIAL OWNER                      OWNERSHIP           CLASS
    ---------------------------------------------------------  ------------         ------
    Thomas W. Powell.........................................   3,589,751(1)        34.05%
      P.O. Box 12818
      Houston, Texas 77217

    Bonnie L. Powell.........................................   1,457,225(2)        13.82%
      435 Bendwood
      Houston, Texas 77024

    Heartland Advisors, Inc..................................   1,166,900(3)        11.07%
      790 North Milwaukee Street
      Milwaukee, Wisconsin 53202

    Charter National Bank,...................................     817,332(4)         7.75%
      Trustee of the Powell Industries, Inc.
      Employee Stock Ownership Trust
      and of the Powell Industries, Inc.
      Frozen Stock Ownership Trust
      P.O. Box 1494
      Houston, Texas 77251-1494

    Wellington Management Company............................     686,700(5)         6.51%
      75 State Street
      Boston, Massachusetts 02109

---------------

(1) Mr. Powell has sole voting power and sole investment power with respect to 2,812,512 of such shares. Of those 2,812,512 shares, 1,022,007 are held directly by Mr. Powell, 78,720 by his IRA, and 1,711,785 by Palfam, Incorporated, a corporation controlled by Mr. Powell. Also includes 317,360 shares held by the Thomas Walker Powell Trust. Mr. Powell is a co-trustee of such trust and shares voting and investment power with respect to the shares held by such trust with the other co-trustee, Bonnie L. Powell. The shares held by such trust are also included in the number of shares listed as beneficially owned by Mrs. Powell. Also includes 445,500 shares held by Testamentary Trust No. 1, of which Mr. Powell is a co-trustee. Mr. Powell shares voting and investment power with respect to such shares held by Testamentary Trust No. 1 with Bonnie L. Powell and Richard F. Margolin, the other co-trustees of such trust. Any act of such co-trustees requires the approval of a majority of them. The shares held by Testamentary Trust No. 1 are also included in the number of shares listed as beneficially owned by Mrs. Powell. Also includes 1,460 shares allocated to the account of Mr. Powell under the Powell Industries, Inc. Employee Stock Ownership Plan (see footnote (4) to this table) and 919 shares held in trust for the account of Mr. Powell under the Employees Incentive Savings Plan of the Company. Mellon Bank, N.A. is the sole trustee of the Employees Incentive Savings Plan and as such has sole power to vote such shares as directed by the administrative committee of the Plan. All data in this Proxy Statement with respect to shares held in the Employees Incentive Savings Plan are as of October 31, 1995. Also includes 12,000 shares stock options for which are currently exercisable by Mr. Powell.

(2) Mrs. Powell has sole voting power and sole investment power with respect to 694,365 of such shares. Also includes 317,360 shares held by the Thomas Walker Powell Trust. Mrs. Powell is a co-trustee of such trust and shares voting and investment power with respect to the shares held by such trust with the other co-trustee, Thomas W. Powell. The shares held by such trust are also included in the number of shares listed as beneficially owned by Mr. Powell. Also includes 445,500 shares held by Testamentary Trust No. 1, of which Mrs. Powell is a co-trustee. Mrs. Powell shares voting and investment power with respect to such shares held by Testamentary Trust No. 1 with Thomas W. Powell and Richard F. Margolin, the other co-trustees of such trust. Any act of such co-trustees requires the approval of a majority of them. The shares held by Testamentary Trust No. 1 are also included in the number of shares listed as beneficially owned by Mr. Powell.

(3) Based on an amended Schedule 13G dated as of May 31, 1995 filed with the Securities and Exchange Commission by Heartland Advisors, Inc. According to such Schedule 13G, Heartland Advisors, Inc. has the sole power to dispose or direct the disposition of all of such shares, but does not have the power to vote or direct the vote of any of such shares.

(4) Of such shares, 780,484 are held in the Powell Industries, Inc. Employee Stock Ownership Trust (the "ESOP") and 36,848 are held in the Powell Industries, Inc. Frozen Employee Stock Ownership Trust (the "Frozen ESOP"). Charter National Bank-Houston, as Trustee, votes and disposes of shares not allocated to the accounts of participants, and allocated shares as to which no direction is received from the participant. Participants have the right to direct the voting and tender of shares allocated to their accounts. As of October 31, 1995, 144,542 of the shares held by the ESOP were allocated to the accounts of participants. An additional 54,356 shares will be allocated to the accounts of participants effective December 31, 1995, but the amount of this latter allocation to each participant has not been determined as of the date of this Proxy Statement. Accordingly, such shares to be allocated as of December 31, 1995 are not included in the number of shares shown as owned by executive officers in this proxy statement. All shares held in the Frozen ESOP have been allocated to accounts of participants. All data in this Proxy Statement with respect to shares held in either the ESOP or the Frozen ESOP are as of December 6, 1995.

(5) Based on a Schedule 13G dated February 3, 1995 filed with the Securities and Exchange Commission by Wellington Management Company ("WMC"). According to such Schedule 13G, such shares are owned by a variety of investment clients of WMC, but WMC, in its capacity as investment advisor, may be deemed the beneficial owner of such shares. Also according to such Schedule 13G, WMC has shared voting power with respect to 436,700 of such shares and shared dispositive power with respect to all of such shares.

     The following table sets forth, as of January 12, 1996, except for plan share data (see footnotes (1) and (4) to the preceding table), the number of shares of the Common Stock beneficially owned by each director and nominee for director, each of the executive officers listed in the Summary Compensation Table below, and all executive officers and directors of the Company as a group:

                                                             AMOUNT
                                                              AND
                                                             NATURE
                                                               OF             PERCENT
                                                            BENEFICIAL           OF
                     NAME OF BENEFICIAL OWNER               OWNERSHIP(1)       CLASS
        --------------------------------------------------  --------           ------
        J.F. Ahart........................................     16,551(2)          *
        Thomas C. Burtnett................................      2,936(3)          *
        Eugene L. Butler..................................        500             *
        Everett N. DeVault................................      1,000             *
        Adam Janas........................................     12,288(4)          *
        Bonnie L. Powell..................................  1,457,225(5)        13.82%
        Thomas W. Powell..................................  3,589,751(6)        34.05%
        Stephen W. Seale, Jr..............................     13,023(7)          *
        Elbert D. Stewart.................................      1,500             *
        Donald D. Sykora..................................      1,000             *
        Lawrence R. Tanner................................      2,500             *
        Ronald J. Wolny...................................          0             0
        M.M. Zeller.......................................     18,127(8)          *
        All Executive Officers and Directors as a group
          (19 persons)....................................  4,386,235(9)        41.60%

---------------

  * Less than one percent (1%).

(1) The persons listed have sole voting power and sole investment power with respect to the shares beneficially owned by them, except as otherwise indicated.

(2) Mr. Ahart has sole voting and investment power over 9,525 of such shares. Also includes 1,226 shares allocated to Mr. Ahart's account in the ESOP. See footnote (4) to the preceding table. Also includes 5,800 shares stock options for which are currently exercisable by Mr. Ahart.

(3) Includes 336 shares allocated to Mr. Burtnett's account in the ESOP. See footnote (4) to the preceding table. Also includes 2,600 shares stock options for which are currently exercisable by Mr. Burtnett.

(4) Mr. Janas has sole voting and investment power over 5,534 of such shares. Also includes 1,258 shares allocated to Mr. Janas' account in the ESOP. See footnote (4) to the preceding table. Also includes 1,096 shares held in trust for Mr. Janas under the Company's Employees Incentive Savings Plan. See footnote (1) to the preceding table. Also includes 4,400 shares stock options for which are currently exercisable by Mr. Janas.

(5) See footnote (2) to the preceding table.

(6) See footnote (1) to the preceding table.

(7) Includes 3,000 shares held by Seale Land & Cattle Co., and 10,023 shares held by the Michael William Powell Trust (a trust for the benefit of Michael William Powell, the son of Thomas W. Powell), of which Mr. Seale is a co-trustee. With respect to the shares held by such trust, Mr. Seale shares voting and investment power with Sharon Thurman, the other co-trustee of such trust.

(8) Mr. Zeller has sole vesting and investment power over 10,080 of such shares. Also includes 1,247 shares allocated to Mr. Zeller's account in the ESOP. See footnote (4) to the preceding table. Also includes 6,800 shares stock options for which are currently exercisable by Mr. Zeller.

(9) Includes 1,974 shares that are held in trust for certain executive officers not named above under the Employees Incentive Savings Plan of the Company. See footnote (1) to the preceding table. Also includes 4,770 shares held in trust for the accounts of certain executive officers not named above under the ESOP or the Frozen ESOP. See footnote (4) to the preceding table. Also includes 8,000 shares stock options for which are currently exercisable by certain executive officers not named above. Also includes 17,950 shares over which certain executive officers not named above have sole voting and investment power.

                             ELECTION OF DIRECTORS

     The terms of three directors expire in 1996 under the bylaws of the Company. The terms of the remaining directors continue after the Annual Meeting. The Board of Directors has nominated J.F. Ahart, Eugene L. Butler, and Bonnie L. Powell for election as directors with terms to expire in 1999. Mr. Butler and Ms. Powell currently serve as directors with terms expiring in 1996. Mr. Ahart is not currently a director, but previously served as a director of the Company from January 1990 to March 1992. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with their best judgment for a substitute nominee.

     The following table sets forth for each nominee and for each director, his name, age, principal occupation and employment for the past five years, offices held with the Company, the date he first became a director, and the date of expiration of his current term as director.

                                     PRINCIPAL
                                     OCCUPATION
                                   FOR PAST FIVE         OFFICES HELD                DIRECTOR                      TERM
        NOMINEES           AGE        YEARS(1)           WITH COMPANY                  SINCE                      EXPIRES
-------------------------  ----   ----------------  -----------------------   -----------------------     -----------------------
J.F. Ahart...............  54     Vice President,             (2)                       (3)                         (3)
                                  Secretary,
                                  Treasurer, and
                                  Chief Financial
                                  Officer of the
                                  Company since
                                  1989(2)
Eugene L. Butler.........  54     Chairman of the          Director                    1990                        1996
                                  Board,
                                  Intercoastal
                                  Terminal, Inc.,
                                  April 1991 to
                                  present; CEO,
                                  Chairman, and a
                                  director of
                                  Petrominerals
                                  Corporation,
                                  April 1993-April
                                  1995; formerly
                                  President, Chief
                                  Executive
                                  Officer, and
                                  Director of
                                  Weatherford
                                  International
                                  Incorporated, a
                                  Houston-based
                                  multi-national
                                  energy
                                  corporation,
                                  from 1984 until
                                  April, 1991
Bonnie L. Powell.........  62     Private investor         Director                    1986                        1996
                                  for more than
                                  the past five
                                  years

                                     PRINCIPAL
                                    OCCUPATION
     DIRECTOR WITH                 FOR PAST FIVE         OFFICES HELD                DIRECTOR                      TERM
     EXPIRING TERM        AGE        YEARS(1)            WITH COMPANY                  SINCE                      EXPIRES
------------------------  ----   -----------------  -----------------------   -----------------------     -----------------------
Everett N. DeVault(4)...  70     President of              Director                    1988                        1996
                                 Cedar Hill Farms,
                                 Inc., a ranching
                                 and cattle
                                 operation;
                                 previously
                                 General Manager
                                 of Technology &
                                 Manufacturing for
                                 Construction
                                 Equipment
                                 Operations of
                                 General Electric
                                 Company until
                                 retirement in
                                 1988

                                     PRINCIPAL
                                    OCCUPATION
  DIRECTORS REMAINING              FOR PAST FIVE         OFFICES HELD                DIRECTOR                      TERM
       IN OFFICE          AGE        YEARS(1)            WITH COMPANY                  SINCE                      EXPIRES
------------------------  ----   -----------------  -----------------------   -----------------------     -----------------------
Stephen W. Seale, Jr....  56     Director-Operations,        Director                  1985                        1997
                                 Materials and
                                 Structures
                                 Division and
                                 other assignments
                                 at Southwest
                                 Research
                                 Institute, an
                                 independent
                                 research and
                                 development
                                 organization, for
                                 more than the
                                 past five years
Donald D. Sykora........  65     Office of the             Director                    1986                        1997
                                 Chairman, Houston
                                 Industries
                                 Incorporated,
                                 since September
                                 1, 1995;
                                 President and
                                 Chief Operating
                                 Officer of
                                 Houston
                                 Industries
                                 Incorporated,
                                 July 1993-August
                                 1995; previously
                                 President and
                                 Chief Operating
                                 Officer of its
                                 subsidiary,
                                 Houston Lighting
                                 & Power Company;
                                 also serves as a
                                 director of Pool
                                 Energy Services
                                 Company and Trans
                                 Texas Gas
                                 Corporation
Ronald J. Wolny.........  56     Vice President,           Director                    1992                        1997
                                 Project
                                 Management, Fluor
                                 Daniel, Inc. for
                                 more than the
                                 past five years
Thomas W. Powell........  55     Chairman of the    Director, Chairman of              1984                        1998
                                 Board, President   the Board, President
                                 and Chief          and Chief Executive
                                 Executive Officer  Officer
                                 of the Company
                                 since 1984
Elbert D. Stewart.......  69     Consultant for            Director                    1981                        1998
                                 Destec Energy,
                                 Inc., a
                                 subsidiary of Dow
                                 Chemical Co.
                                 specializing in
                                 efficient
                                 utilization of
                                 energy sources,
                                 for more than the
                                 past five years
Lawrence R. Tanner......  69     Engineering               Director                    1992                        1998
                                 Manager for
                                 Compaq Computer
                                 Corp., 1989 to
                                 present;
                                 consultant for
                                 expansion program
                                 for Compaq
                                 Computer Corp.,
                                 1988; retired
                                 1984-1988;
                                 previously spent
                                 twenty-six years
                                 with Arabian
                                 American Oil
                                 Company (ARAMCO)
                                 Saudi Arabia, the
                                 last eight as a
                                 Vice President

---------------

(1) None of the corporations listed (other than the Company) is an affiliate of the Company.

(2) Mr. Ahart is the Chief Financial Officer, Vice President, Secretary, and Treasurer of the Company. He also serves as a Vice President and the Secretary and Treasurer of each subsidiary of the Company.

(3) Mr. Ahart is not currently a director. He previously served on the Board of Directors from January 1990 to March 1992.

(4) Mr. DeVault is retiring from the Board.

     Bonnie L. Powell is the widow of William E. Powell, the father of Thomas W. Powell and the founder of the Company.

     Only those directors who are not employees of the Company or any of its subsidiaries or affiliates are entitled to receive a fee, plus reimbursement of out-of-pocket expenses, for their services as directors. Under the Company's standard arrangement for compensation of directors, outside directors receive a quarterly retainer of $1,500 and a fee of $2,000 for each board meeting attended. Members of a committee other than the chairman receive a fee of $400 for attending each committee meeting. Committee chairmen receive $750 for attending each committee meeting.

     In 1993, the Company adopted the Powell Industries, Inc. Directors Fee Program which permits directors to defer receipt of the directors fees to which they would otherwise be entitled and to have such deferred fees allocated to a shadow account as if they were invested in Common Stock of the Company on the date the fees were payable. Then upon expiration of the deferral period or the retirement or death of the director, payment will be made in the form of shares of Common Stock equal to the number of shares in his shadow account (plus any distributions on the Common Stock that were credited to the shadow account).

     Four meetings of the Board of Directors were held in the last fiscal year. No incumbent director attended fewer than seventy-five percent (75%) of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has a standing Audit Committee which met 4 times during the last fiscal year. The Audit Committee consists of Messrs. Seale, Butler, and Tanner. The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries and the sufficiency of the audits of all Company activities. It is the Board's agent in ensuring the integrity of financial reports of the Company and its subsidiaries, and the adequacy of disclosures to shareholders. The Audit Committee is the focal point for communication between other directors, the independent auditors, internal auditors and management as their duties relate to financial accounting, reporting, and controls.

     The Board of Directors also has a standing Compensation Committee which met 4 times during the last fiscal year. The Compensation Committee consists of Mr. DeVault, Mrs. Powell, and Mr. Wolny. During the year it consults with management regarding the compensation and benefits that are provided to the directors, officers, and employees of the Company. The Compensation Committee also administers the Stock Option Plan of the Company.

     The Board of Directors does not have a standing nominating committee.

                  EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

     The following table provides information regarding the executive officers and/or significant employees of the Company and its subsidiaries who are not also a director or a nominee for director. The officers of the Company serve at the discretion of the Board of Directors of the Company, and officers of subsidiaries serve at the discretion of the Board of Directors of the respective subsidiaries.

          NAME             AGE      SINCE                    POSITION(1)
-------------------------  ---      ----      ------------------------------------------
Kelly A. Shaw............   44      1994      Vice President-Marketing of the Company
Robert L. Mitchell.......   62      1990      Controller of the Company
Glenn D. Auer............   56      1991      President of Powell-Esco Company
Edwin G. Becnel..........   66      1990      President of Powell-Process Systems, Inc.
Thomas C. Burtnett.......   52      1993      President of Unibus, Inc.
Larry D. Davis...........   51      1984      President of U.S. Turbine Corp.
David J. Dimlich.........   49      1994      President of Transdyn Controls, Inc.
Adam Janas...............   57      1984      President of Delta-Unibus Corp. ("Delta")
M. M. Zeller.............   57      1990      President of Powell Electrical
                                              Manufacturing Company ("PEMCO"), Traction
                                              Power Systems, Inc. and Powell-Innovative
                                              Breaker Technologies, Inc.

---------------

(1) Each of the corporations listed (other than the Company) is a direct or indirect subsidiary of the Company.

     Mr. Shaw was elected Vice President-Marketing of the Company on July 22, 1994. He had previously served as a Vice President of ABB Power T & D Company, Inc. for more than the past five years.

     Mr. Mitchell has been Controller of the Company since July 1, 1990.

     Mr. Auer has been President of Powell-Esco Company since May of 1991. He had previously served as Vice President-Apparatus Service Division of Powell Electrical Manufacturing Company since 1981.

     Mr. Becnel became President of Powell-Process Systems, Inc. on November 1, 1990. From March 1989 to July 1990 Mr. Becnel was Vice President and General Manager of the Electric Metering Systems Operations of Westinghouse/ABB Power T&D Company, which became the Electric Metering Business Area of ABB Power T&D Company, Inc. in January 1990.

     Mr. Burtnett was elected President of Unibus, Inc. on May 17, 1993. Previously, he had served since 1981 as Engineering Manager of Kyle Distribution Switchgear, an operation of the Cooper Power Systems Division of Cooper Industries, Inc., a manufacturer of distribution switchgear.

     Mr. Davis has been President of U.S. Turbine Corp. since 1984.

     Mr. Dimlich became chief operating officer of Transdyn Controls, Inc. on June 30, 1994, and was elected President of Transdyn on August 5, 1994. He previously served as Senior Vice President of Dynalectric Company, President of B & B Insulation Company, and Chief Executive Officer of Comstock Canada Ltd., all specialty contractors.

     Mr. Janas has served as President of Delta-Unibus Corp. since 1984.

     Mr. Zeller was elected President of Powell Electrical Manufacturing Company in March of 1990. He became President of Traction Power Systems, Inc. upon its organization in May of 1992 and President of Powell-Innovative Breaker Technologies, Inc. upon its acquisition by PEMCO in June of 1993. He previously served as an operations manager for Siemens, a manufacturer of low and medium voltage switchgear.

     None of the corporations mentioned in the descriptions of the business backgrounds above is an affiliate of the Company (other than the subsidiaries of the Company listed in the table above).

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation of the Chief Executive Officer of the Company, and of the Company's four most highly compensated executive officers for the last fiscal year (other than the CEO) whose total annual salary and bonus exceeded $100,000, for each of the Company's fiscal years ending October 31, 1995, October 31, 1994, and October 31, 1993.

                           SUMMARY COMPENSATION TABLE

                                                                              LONG
                                                                              TERM
                                                                          COMPENSATION
                                                                          ------------
                                                 ANNUAL COMPENSATION        AWARDS(1)
                                                 --------------------       ------
                 (a)                   (b)         (c)          (d)          (e)           (f)
                                                                           SECURITIES      ALL
                                                                           UNDERLYING     OTHER
                                                 SALARY                     OPTIONS      COMPENSA-
     NAME AND PRINCIPAL POSITION       YEAR        ($)        BONUS($)       (#)         TION(2)($)
-------------------------------------  ----      -------      -------       ------       -------
Thomas W. Powell.....................  1995      255,767      158,250       35,000        32,729(3)
  CEO                                  1994      250,000      101,250            0        32,729(3)
                                       1993      250,000            0       30,000        32,728(4)

M.M. Zeller..........................  1995      150,541       85,413       18,500         4,500
  President of PEMCO                   1994      147,264       61,543            0         4,500
                                       1993      135,505        3,000       17,000         3,315

J.F. Ahart...........................  1995      138,902       74,736       15,500         4,500
  CFO                                  1994      138,902       56,255            0         4,500
                                       1993      132,000       13,200       14,500         3,889

Adam Janas...........................  1995      106,400      102,270       12,500         4,500
  President of Delta                   1994       97,405       89,895            0         4,500
                                       1993       94,084       65,859       11,000         3,560

Thomas C. Burtnett...................  1995       87,072       55,188        9,000         4,288
  President of Unibus, Inc.            1994       82,667       30,380            0         2,611
                                       1993       78,824       28,773        6,500             0

---------------

(1) As of October 31, 1995, the Company had outstanding a restricted stock award, pursuant to which stock certificates are issued only for vested and unrestricted shares as the award vests. As of October 31, 1995, the aggregate number of shares subject to such award but for which stock certificates had not been issued was 50,000, and the value of such shares as of such date was $394,000.

(2) Except as noted below with respect to Mr. Powell, each of the amounts in this column are matching contributions by the Company to the executive officer's account in the Company's Employees Incentive Savings Plan (a 401(k) plan).

(3) Of this amount, $4,500 was a matching contribution by the Company to Mr. Powell's account in the Company's Employees Incentive Savings Plan (a 401(k) plan), and the remaining $28,229 were premiums paid by the Company with respect to life insurance for the benefit of Mr. Powell.

(4) Of this amount, $4,499 was a matching contribution by the Company to Mr. Powell's account in the Company's Employees Incentive Savings Plan (a 401(k) plan), and the remaining $28,229 were premiums paid by the Company with respect to life insurance for the benefit of Mr. Powell.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                            POTENTIAL REALIZABLE VALUE
                                                                            AT ASSUMED ANNUAL RATES OF
                                                                             STOCK PRICE APPRECIATION
                                        INDIVIDUAL GRANTS                        FOR OPTION TERM
                        -------------------------------------------------   --------------------------
         (a)               (b)          (c)         (d)           (e)        (f)        (g)       (h)
                                        % OF
                                       TOTAL
                        NUMBER OF     OPTIONS
                        SECURITIES   GRANTED TO
                        UNDERLYING   EMPLOYEES    EXERCISE
                         OPTIONS     IN FISCAL     PRICE       EXPIRATION
         NAME           GRANTED(1)      YEAR      ($/SH)(2)     DATE(3)     5%($)     10%($)     0%($)
----------------------  ----------   ----------   --------     ----------   ------    -------    -----
Thomas W. Powell......    35,000        13.58       6.25         6/24/02    89,040    207,515      0
M.M. Zeller...........    18,500         7.18       6.25         6/24/02    47,064    109,687      0
J.F. Ahart............    15,500         6.02       6.25         6/24/02    39,432     91,900      0
Adam Janas............    12,500         4.85       6.25         6/24/02    31,800     74,113      0
Thomas C. Burtnett....     9,000         3.49       6.25         6/24/02    22,896     53,361      0

---------------

(1) Such options become exercisable at the rate of 20% per year on each of the first five anniversaries of June 25, 1995, the date of grant, provided that the officer remains employed by the Company or one of its subsidiaries. However, upon a change in control of the Company (as defined in the 1992 Powell Industries, Inc. Stock Option Plan and the Non-Qualified Stock Option and Stock Award Agreements thereunder), all previously unexercised options will become immediately exercisable. The officer will additionally be entitled to receive one share of restricted Common Stock of the Company for each five shares of stock acquired through exercise of an option. Such restricted stock shall be forfeited if the officer disposes of the stock acquired through exercise of the option within five years, or if during such five-year period he voluntarily leaves the Company and its subsidiaries other than due to retirement or is terminated for cause.

(2) The exercise price may be paid by check or in shares of the Common Stock of the Company.

(3) An officer's options shall terminate earlier upon severance of employment with the Company and its subsidiaries, except that (i) if an officer shall retire at or after age 62, his options that are then currently exercisable shall continue until the expiration date; (ii) if an officer is terminated without cause or is terminated in connection with the sale of an operating division or unit, his options that are then currently exercisable shall continue until the earlier of the expiration date or 90 days after the date of the officer's termination; (iii) if an officer shall retire or terminate service for disability, or dies while in the employ of the Company or its subsidiary, his options shall become 100% exercisable and may be exercised until the earlier of the expiration date or one year following the date of retirement or termination for disability or death; and (iv) if an officer has retired for age or disability or was severed for disability and later dies prior to the date that his options would otherwise expire pursuant to the foregoing, such options shall continue until the earlier of the expiration date or one year following the date of his death.

                         FISCAL YEAR-END OPTION VALUES

                          (a)                                 (b)                     (c)
                                                           NUMBER OF
                                                          SECURITIES               VALUE OF
                                                          UNDERLYING              UNEXERCISED
                                                          UNEXERCISED            IN-THE-MONEY
                                                          OPTIONS AT                OPTIONS
                                                          OCTOBER 31,           AT OCTOBER 31,
                                                            1995(#)                1995 ($)
                         NAME                     EXERCISABLE/UNEXERCISABLE  EXERCISABLE/UNEXERCISABLE
        ---------------------------------------   -------------------------  -------------------------
        Thomas W. Powell.......................        12,000/53,000              1,500/24,125
        M.M. Zeller............................         6,800/28,700             850/12,837.25
        J.F. Ahart.............................         5,800/24,200                725/10,775
        Adam Janas.............................         4,400/19,100              550/8,637.50
        Thomas C. Burtnett.....................         2,800/13,200              325/6,112.50

     Thomas W. Powell is covered by the Company's Executive Benefit Plan. Pursuant to Mr. Powell's Executive Benefit Agreement executed under such Plan, he is entitled to the following payments: (1) if he should die while in active employment with the Company, a lump sum benefit of $630,000 payable to his designated beneficiary; (2) upon normal retirement on or after age 65 and the completion of at least ten years of continuous employment, salary continuation payments of $150,000 per year for five years and then $75,000 per year for ten years; (3) upon termination of employment prior to qualifying for normal retirement but after attaining age 55 and the completion of at least ten years of continuous employment with the Company, the salary continuation payments payable upon normal retirement, reduced by 1/2% for each month prior to age 65 that employment is terminated; and (4) upon a sale of all or substantially all of the property and assets of the Company other than in the usual course of its business, or a merger of the Company wherein the Company is not the surviving corporation, and within two years thereafter Mr. Powell's employment with the Company is terminated or he resigns following a change of his position to one of less responsibility, Mr. Powell would be entitled to receive salary continuation payments of $150,000 per year for five years and then $75,000 per year for ten years. If Mr. Powell entered into competition with the Company following termination or retirement described in (3) above, he would (a) forfeit all further payments if the competition occurred within 36 months following termination, or (b) not be entitled to any further payments until age 60, if the competition occurred after 36 months following termination.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the last fiscal year of the Company, Everett N. DeVault, Bonnie L. Powell, and Ronald J. Wolny served on the Compensation Committee of the Board of Directors of the Company. No member of the Compensation Committee has ever served as an officer of the Company or any of its subsidiaries.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of your Board of Directors is pleased to present its annual report to shareholders on executive compensation. This report summarizes the responsibilities of the Committee, the compensation policy and objectives that guide the development and administration of the executive compensation program, each component of the program, and the basis on which the compensation for the Chief Executive Officer, corporate officers and other key executives was determined for the fiscal year ended October 31, 1995.

     During the fiscal year, the Committee was comprised of the following Board members, all of whom were non-employee directors of the Company: Everett N. DeVault, Chairman, Bonnie L. Powell, and Ronald J.

Wolny. The Committee's responsibilities are to oversee the development and administration of the compensation program for corporate officers and subsidiary presidents, and administer the executive incentive and stock option plans. During fiscal year 1995, the Committee also reviewed market compensation trends for outside directors. The Committee met 4 times during the year.

EXECUTIVE COMPENSATION PHILOSOPHY

     The objective of the executive compensation program is to create strong financial incentive for corporate officers and managers and subsidiary executives to increase profits and grow revenues. The following objectives guide the Committee in its deliberations:

     - Provide a competitive compensation program that enables the Company to attract and retain key executives and Board members.

     - Assure a strong relationship between the performance results of the Company or subsidiary and the total compensation received.

     - Balance both annual and longer performance objectives of the Company.

     - Encourage executives to acquire and retain meaningful levels of common stock of the Company.

     - Work closely with the Chief Executive Officer to assure that the compensation program supports the management style and culture of the Company.

     In addition to normal employee benefits, the executive total compensation program includes base salary, annual cash incentive compensation, and longer term stock based grants and awards.

     Primary market comparisons are made to a broad group of manufacturing companies, adjusted for size and job responsibilities. This group is broader than the published industry index of companies included in the cumulative total return performance graph presented elsewhere in this Proxy Statement and is used because it is more representative of the executive market in which the Company competes for talent and provides a consistent and stable market reference from year to year. Data sources include national survey databases, proxy statement disclosures, and general trend data provided by consultants.

     Variable incentives, both annual and longer term, are important components of the program and are used to link pay and performance results. Variable incentive awards and performance standards are calibrated such that total compensation will generally approximate the market 50th percentile when Company performance results are at target levels, and will exceed the 50th percentile when performance exceeds targets.

     Recent changes to the Internal Revenue Code (Section 162(m)) impose a $1,000,000 limit, with certain exceptions, on the deductibility of compensation paid to each of the five highest paid executives. In particular, compensation that is determined to be "performance based" is exempt from this limitation. To be "performance based," incentive payments must use predetermined objective standards, limit the use of discretion in making awards, and be certified by the Compensation Committee made up of "outside directors." While the Committee intends to comply with the provisions of Section 162(m) with respect to the longer term stock based incentives, it believes that the use of discretion in evaluating the individual contributions of corporate management is appropriate. As such, the Committee has taken no action to comply with Section 162(m) with respect to annual incentive payments. It is not anticipated that any executive will receive compensation in excess of this limit during fiscal years 1995 or 1996. The Committee will continue to monitor this situation and will take appropriate action if it is warranted in the future.

     Following is a discussion of each of the principal components of the executive total compensation program.

BASE SALARY

     The base salary program targets the median of the primary comparison group for corporate officers and managers. Since subsidiary presidents generally have a higher incentive opportunity relative to comparable positions in the market, base salaries for subsidiary presidents are targeted somewhat below the market median. Each executive is reviewed individually on an annual basis. Salary adjustments are based on the individual's experience and background, performance during the prior year, the general movement of salaries in the marketplace, and the Company's financial position. Due to these factors, an executive's base salary may be above or below the control point at any point in time.

ANNUAL INCENTIVE COMPENSATION

     The Company administers an annual incentive plan for its corporate officers and managers, and subsidiary presidents and selected subsidiary managers. The goal of the plan is to reward participants in proportion to the performance of the Company and/or the subsidiary for which they have direct responsibility, and their individual contributions to the Company's success.

     Subsidiary participants are measured on pre-tax return on sales and revenue growth for the subsidiary. Return on sales is weighted 70% and revenue growth is weighted 30% in determining the actual incentive awards. Historical performance results, and budgeted profit levels and expected performance levels for the plan year are considered in setting the performance standards for each subsidiary.

     For fiscal year 1995, corporate participants were measured on the Company's earnings per share and revenue growth. Earnings per share were weighted 70%, and revenue growth 30%.

     If budgeted performance is achieved, the resulting incentive awards, in combination with base salary, are targeted at the 50th percentile of the market. The actual corporate performance results and executive total cash compensation levels for fiscal year 1995 were consistent with this strategy.

STOCK BASED COMPENSATION

     Stock ownership is encouraged through the use of a stock plan that provides for the grant of stock options and stock awards. Stock option grants are made on a periodic basis and are based on competitive multiples of base salary. Senior executives typically have a higher multiple and, as a result, have a greater portion of their total compensation linked to the longer term success of the Company. In determining the appropriate grant multiples, the Company targets the market median among publicly held manufacturing companies of similar size. To encourage stock retention, participants who retain the shares obtained through the exercise of an option receive a restricted stock award equal to one additional restricted share for every five option shares retained for five years from the date they were acquired. During the year, the Committee approved the grant of options for 265,650 shares, approximately 2.5% of the total common shares outstanding.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Chief Executive Officer, Mr. Thomas W. Powell, participates in the executive compensation program described in this report.

     In establishing the total compensation program for Mr. Powell, the Committee assessed the pay levels for CEOs in similar companies in the manufacturing industry, the improvement in profit performance of the Company, and Mr. Powell's efforts in seeking out growth opportunities for the Company and controlling costs. During fiscal year 1995, Mr. Powell elected not to receive an increase in base salary. For fiscal year 1995, Mr. Powell received an annual incentive award of $158,250. During fiscal year 1995, Mr. Powell received stock options for 35,000 shares with an option price of $6.25 per share (fair market value on the date of grant). These options become exercisable over five years and have a term of seven years.

Respectfully submitted,

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
Everett N. DeVault, Chairman
Bonnie L. Powell
Ronald J. Wolny

PERFORMANCE GRAPH

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                         AMONG POWELL INDUSTRIES, INC.,
                NASDAQ MARKET INDEX AND PUBLISHED INDUSTRY INDEX

      MEASUREMENT PERIOD         POWELL INDUS-     MG GROUP      NASDAQ MARKET
    (FISCAL YEAR COVERED)         TRIES, INC.        INDEX           INDEX
1990                                       100             100             100
1991                                    119.70          123.33          127.20
1992                                     96.97          126.31          123.22
1993                                     87.88          162.03          161.70
1994                                     66.67          182.42          171.91
1995                                     83.33          224.26          203.93

                   ASSUMES $100 INVESTED ON OCTOBER 31, 1990
                          ASSUMES DIVIDENDS REINVESTED
                       FISCAL YEAR ENDED OCTOBER 31, 1995

                       PROPOSAL TO APPROVE THE AMENDMENT
                      OF THE 1992 POWELL INDUSTRIES, INC.
                               STOCK OPTION PLAN

                                    GENERAL

     The Board of Directors believes that the 1992 Powell Industries, Inc. Stock Option Plan (the "Plan") has been of material benefit to the Company. However, the current Plan provides that the total number of shares of Common Stock of the Company with the respect to which options and other awards may be granted under the Plan is 750,000, and only 83,083 shares remain available for grants under the Plan. The Board believes that it is in the best interest of the Company and its stockholders to amend the Plan to increase the maximum number of shares of Common Stock of the Company with the respect to which grants may be made under the Plan from 750,000 to 1,500,000 to enable the Company to continue to provide officers and other key employees an opportunity to acquire a proprietary interest in the Company through the acquisition of its Common Stock, thereby rewarding employees for meritorious service and helping them to develop a stronger incentive to work for the continued success of the Company and assisting the Company in attracting and retaining outstanding personnel in today's competitive labor market.

     On January 12, 1996 the Board of Directors approved such amendment of the Plan, subject to and contingent upon approval by the Company's stockholders of such amendment. At the annual meeting of stockholders, the stockholders will be asked to approve the amendment to the Plan to increase the maximum number of shares available under the Plan from 750,000 shares of the Company's Common Stock to 1,500,000 shares (subject to adjustment in the event of stock dividends, stock splits, and other contingencies).

                            DESCRIPTION OF THE PLAN

     The description of the principal provisions of the Plan set forth herein is intended solely as a summary and is subject to and qualified by the full text of the Plan. The principal features of the Plan are as follows:

          Administration. The Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee has the authority, subject to the provisions of the Plan, to determine the employees (except as noted in "Eligibility" below) to whom awards, options, or stock appreciation rights may be granted; to determine the number of shares and purchase or exercise price of each award or option; to determine the terms, conditions, and restrictions of each award or option; to determine whether or not to include in any award or option the right of the recipient or optionee to surrender all or a portion of an award or option and receive in exchange therefor an amount in cash or other property and to determine the terms and conditions of any such surrender rights; to determine the effect, if any, on an award or option of the death, disability, retirement, or termination of employment of the employee receiving an award or option; and to otherwise construe, interpret, and administer the Plan.

          Eligibility. Any employee of the Company or any subsidiary of the Company is eligible to participate in the Plan, except that no member of the Committee may receive an award or option if receipt of it would cause the individual not to be a "Disinterested Person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. There are approximately 950 employees of the Company and its subsidiaries. However, since the Plan provides that future as well as present employees may participate, it is not possible to determine the number of employees who will be eligible to participate. Further, since receipt of benefits under the Plan depends upon the particular grants made from time to time by the Committee, in its discretion, it is not possible to determine the amounts that will be received under the

     Plan as a result of this proposed amendment, or that would have been received during the last fiscal year had such amendment been in effect, by the executive officers listed in the Summary Compensation Table above, by all current executive officers as a group, or by all employees (no current directors of the Company who are not executive officers of the Company are currently eligible to participate in the Plan).

          Purchase Price. The Committee has the authority to determine the purchase price, if any, for awards of Common Stock and the exercise price for stock options. Except for incentive stock options, the purchase price may be less than the fair market value of the stock. The Committee may determine the consideration, if any, to be received by the Company for granting or extending an award or stock option.

          Awards and Options and Stock Appreciation Rights. The Plan provides for the award of restricted stock, the grant of incentive stock options and nonincentive stock options, including reload options, and the grant of stock appreciation rights, all with respect to the Common Stock of the Company.

          Awards: The Committee may grant an award of Common Stock to a participant pursuant to a Restricted Stock Agreement. The Committee may vary the terms and conditions of each award, including without limitation, the period (not to exceed 10 years) during which the award may be restricted or exercised, the manner of exercise, the vesting period, the price to be paid for the stock, if any, and the events which may result in termination of award rights. Unless expressly provided otherwise in the award, the participant's unexercised rights will expire upon termination of employment.

          Incentive Options and Nonincentive Options: An option granted under the Plan may be either an incentive stock option ("ISO") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a nonincentive or nonqualified stock option ("NSO") which is not an ISO. See "Tax Status" below. Additionally, the Plan authorizes the issuance of reload options and stock appreciation rights ("SARs") (discussed below) as part of the stock options.

          Option Price: The price at which the participant may purchase shares subject to an ISO shall not be less than 100% of the greater of the fair market value or the aggregate par value of the optioned shares on the date of grant. If the optionee owns more than 10% of the combined voting power of all stock of the Company or affiliates (a "10% shareholder"), the purchase price shall not be less than 110% of the fair market value of the optioned shares on the date of grant. As of January 12, 1996, the market value of the Common Stock was $8.375 per share. The price and terms at which the participant may purchase shares of Common Stock subject to a NSO or SAR shall be determined by the Committee in its discretion, but the option price may not be less than the par value of the stock. Shares purchased pursuant to options must be paid in full at the time of exercise. Such payment may be made in the form of cash, Company Common Stock, or other form of payment acceptable to the Committee.

          Terms of Options: No option is exercisable after the expiration of ten years from the date of grant, or five years in the case of a 10% shareholder. Unless the option agreement provides otherwise, all options terminate immediately upon severance of employment from the Company for any reason other than death, retirement for age or disability under then established rules of the Company, or severance for disability. In these cases, an extended exercise period is provided, but the exercise period as extended cannot exceed the original option period. At the time of exercise, the optionholder must satisfy any additional conditions imposed by the Committee at the time of grant. Unless the shares purchased pursuant to an option are effectively registered under the Securities Act of 1933, as amended, at the time of exercise, the optionee must represent and agree that such shares are being purchased for investment.

          Reload Options: The Committee may grant reload options in connection with issuance of an ISO or NSO. Under a reload option, if the exercise of the stock option is paid in whole or in part in Common Stock, the reload option will (1) result in issuance of additional options for the same numbers of shares of Company Stock surrendered; (2) be an ISO or an NSO depending on the previously granted option being exercised; and (3) be subject to the same terms and conditions as the original option unless a change is specifically provided.

          Stock Appreciation Rights: The Plan provides that the Committee may, at its discretion, grant stock appreciation rights ("SARs") to some or all optionholders at the time of grant of an option. Each SAR granted with an option will be exercisable at the times and to the extent that the related stock options (the "Related Option") are exercisable. At the time of exercise, the holder will become entitled to receive, in cash and/or shares of Common Stock at the discretion of the Committee, the difference between the fair market value of one share of Common Stock and the exercise price per share specified in the Related Option, multiplied by the number of shares in respect of which the SAR was exercised. SARs issued in connection with ISOs shall meet certain additional conditions specified in the Plan. The Plan also authorizes the Committee to issue SARs which are not a part of a Related Option. The exercise price and terms of these SARs shall be specified by the Committee in the Stock Appreciation Rights Agreement granting the SAR.

          Participation: Stock options, SARs, and awards may be granted on or before March 16, 1999, to officers and key employees (including those who are directors, except as provided above), as selected by the Committee. For each ISO, the fair market value of the shares with respect to which options first become exercisable by the optionholder during any calendar year, determined as of the date of grant of the ISO, may not exceed $100,000. The Committee selects participants and determines the conditions of exercisability of options.

          Forfeiture: If the Committee finds that a participant has been discharged for fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of employment, which conduct has damaged the Company, or if a participant has participated, engaged, or had a financial interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company without the written consent of the Company, the participant shall forfeit all options, reload options, SARs and awards which have not vested and for which the Company has not delivered a stock certificate.

          Amendment and Termination. The Board of Directors may suspend or discontinue the Plan and may amend the Plan with respect to shares at the time not subject to unexercised options of awards, but may not (except with stockholder approval) change the number of shares subject to the Plan, change the class of employees and others eligible to participate, or reduce the price at which ISOs may be granted under the Plan. No award, stock option, or SAR may be granted pursuant to the Plan after March 16, 1999.

          Tax Status. ISOs -- The grant of an ISO to a participant will not result in any income tax consequences to the participant. Generally, the exercise of an ISO will not result in any income tax consequences to a participant if the ISO is exercised by the participant during his employment with the Company or a subsidiary or within a specified period after termination of employment due to death, retirement for age or disability under then established rules of the Company, or severance for disability. However, the excess of the fair market value of such shares as of the date of exercise over the option price is a tax preference item for purposes of determining a participant's alternative minimum tax. A participant who sells shares acquired pursuant to the exercise of an ISO after the expiration of (i) two years from the date of grant of the ISO, or
     (ii) one year from the date of exercise of the ISO (the "Waiting Period") will generally recognize long term capital gain or loss on such sale.

          A participant who sells his ISO shares prior to the expiration of the Waiting Period (an "Early Disposition") generally will recognize ordinary income in the year of sale in an amount equal to the excess, if any, of (a) the lesser of (i) the fair market value of such shares as of the date of exercise or (ii) the amount realized on such sale, over (b) the option price. With regard to a participant who is an officer, director, or 10% shareholder (an "Insider"), taxation arising by virtue of an Early Disposition, and the determination of the fair market value of the ISO Shares, will generally be deferred until the sale of the ISO shares would no longer subject the participant to liability under Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b) Restrictions"). However, under the regulations applying Section 16(b) Restrictions, a participant who exercises his option more than six months after the date of grant of such option would not be subject to Section 16(b) Restrictions at the time of exercise. Any additional amount realized on an Early Disposition would be treated as capital gain to the participant, short or long term, depending on such participant's holding period for the shares. If the shares are sold for less than the option price, the participant will not recognize any ordinary income but will recognize a capital loss, short or long term, depending on the holding period.

          Absent an Early Disposition, the Company will not be entitled to a deduction either as a result of the grant of an ISO, the exercise of an ISO, or the sale of ISO shares by the participant. If there is an Early Disposition of ISO shares, the Company will be able to deduct the amount of ordinary income recognized by the participant with respect to such sale.

          NSOs -- Under current interpretations of the Code, the grant of a NSO to a Plan participant will not result in the recognition of any taxable income by the participant. A participant will recognize income at the date of exercise of a NSO on the difference between (i) the fair market value of the shares acquired pursuant to the exercise of the NSO, and (ii) the exercise price of the NSO. With regard to a participant who is an Insider, taxation arising by virtue of the exercise of the NSO will be deferred until the sale of the shares acquired would no longer subject the participant to the Section 16(b) Restrictions, unless the participant elects to be taxed on the date of exercise of the NSO. A participant who exercises his option more than six months after the date of grant of such option would not be subject to Section 16(b) Restrictions at the time of exercise.

          The Company will be entitled to a deduction in the same amount as the income recognized by a participant due to the exercise of a NSO.

          SARs -- Under current interpretations of the Code, the grant of a SAR to a participant will not result in recognition of any taxable income by the participant. If a participant receives cash upon exercise of a SAR, he will recognize ordinary income upon exercise in an amount equal to the payment received. If a participant receives stock upon exercise of a SAR, he will recognize ordinary income at the date of exercise in the same manner and amount as described above with respect to the exercise of a NSO.

          The Company will be entitled to a deduction in the same amount as the income recognized by the participant due to the exercise of a SAR.

          Awards -- Generally, the participant will be taxed at the time the restrictions on the subject stock lapse and the stock vests in the participant or is transferable by the participant. At that time, the participant would recognize ordinary income determined by the fair market value of the stock in excess of the price, if any, paid by the participant for the stock.

          The Company will be entitled to a deduction in the same amount as the income recognized by the participant related to an award of stock, in the year so recognized.

                   MATERIAL DIFFERENCE FROM THE EXISTING PLAN

     The only difference between the existing Plan and the Plan as proposed to be amended is that the maximum number of shares of the Common Stock of the Company which may be issued under the Plan would be increased from 750,000 to 1,500,000 (subject to adjustment in the event of stock dividends, stock splits, and other contingencies).

                                    APPROVAL

     Pursuant to the resolution of the Board of Directors approving this amendment to the Plan, this amendment will not become effective until it is approved by the holders of a majority of the shares of voting stock of the Company present and entitled to vote at a meeting of the stockholders of the Company at which a quorum is present.

     The Board of Directors recommends a vote FOR approval of this amendment of the Plan.

                              INDEPENDENT AUDITORS

     Arthur Andersen LLP has been selected to serve as independent auditors of the Company for the fiscal year ending October 31, 1996, and also served as the principal accountants of the Company for the fiscal year ending October 31, 1995. Representatives of such firm are expected to be present at the Annual Meeting of Stockholders. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the meeting other than the election of directors and the proposed amendment of the Company's 1992 Stock Option Plan. Should any other matters be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the matter.

                                 ANNUAL REPORT

     A Summary Annual Report to Stockholders and an Annual Report on Form 10-K covering the fiscal year of the Company ended October 31, 1995 are enclosed herewith. These reports do not form any part of the material for solicitation of proxies.

                             STOCKHOLDERS PROPOSAL

     Proposals of stockholders to be presented at the Annual Meeting of Stockholders to be held in 1997 must be received at the office of the Secretary of the Company no later than October 1, 1996 in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                          By Order of the Board of Directors

                                          J. F. AHART
                                          Vice President and Secretary

Dated: January 12, 1996

                          1992 POWELL INDUSTRIES, INC.

                               STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ---
ARTICLE I     Plan....................................................................    1
      1.1     Purpose.................................................................    1
      1.2     Effective Date of Plan..................................................    1

ARTICLE II    Definitions.............................................................    1
      2.1     Affiliate...............................................................    1
      2.2     Award...................................................................    1
      2.3     Board of Directors......................................................    1
      2.4     Code....................................................................    1
      2.5     Committee...............................................................    1
      2.6     Company.................................................................    1
      2.7     Disinterested Person....................................................    2
      2.8     Employee................................................................    2
      2.9     Fair Market Value.......................................................    2
      2.10    Incentive Option........................................................    2
      2.11    Maturity Date...........................................................    2
      2.12    Nonqualified Option.....................................................    2
      2.13    Option..................................................................    2
      2.14    Option Agreement........................................................    2
      2.15    Plan....................................................................    2
      2.16    Reload Option...........................................................    2
      2.17    Restricted Stock........................................................    2
      2.18    Restricted Stock Agreement..............................................    2
      2.19    Restricted Stock Purchase Price.........................................    2
      2.20    Stock...................................................................    2
      2.21    Stock Appreciation Right................................................    2
      2.22    Stock Appreciation Rights Agreement.....................................    3
      2.23    10% Shareholder.........................................................    3

ARTICLE III   Eligibility.............................................................    3

ARTICLE IV    General Provisions Relating to Options, Reload Options, Stock
              Appreciation Rights and Awards..........................................    3
      4.1     Authority to Grant Options, Reload Options, Stock Appreciation Rights
              and Awards..............................................................    3
      4.2     Dedicated Shares........................................................    3
      4.3     Non-Transferability of Options, Reload Options, Stock Appreciation
              Rights and Awards.......................................................    3
      4.4     Requirements of Law.....................................................    4
      4.5     No Rights as Stockholder................................................    4
      4.6     Changes in the Company's Capital Structure..............................    4
      4.7     Election Under Section 83(b) of the Code................................    5

ARTICLE V     Options and Reload Options..............................................    5
      5.1     Type of Option..........................................................    5
      5.2     Option Price............................................................    5
      5.3     Duration of Options.....................................................    6
      5.4     Amount Exercisable......................................................    6
      5.5     Exercise of Options.....................................................    6
      5.6     Exercise on Termination of Employment...................................    6
      5.7     Reload Options..........................................................    7
      5.8     Substitution Options....................................................    7

                                                                                        PAGE
                                                                                        ---
ARTICLE VI    Stock Appreciation Rights...............................................    7
      6.1     Stock Appreciation Rights Included in Options...........................    7
      6.2     Stock Appreciation Rights Not Included in Options.......................    8
      6.3     Payment on Exercise of a Stock Appreciation Right.......................    8
      6.4     Exercise on Termination of Employment...................................    8

ARTICLE VII   Awards..................................................................    8
      7.1     Award and Restricted Stock Agreement....................................    8
      7.2     Restriction Period......................................................    8
      7.3     Exercise on Termination of Employment...................................    8

ARTICLE VIII  Administration..........................................................    9

ARTICLE IX    Amendment or Termination of Plan........................................    9

ARTICLE X     Miscellaneous...........................................................   10
     10.1     No Establishment of a Trust Fund........................................   10
     10.2     No Employment Obligation................................................   10
     10.3     Forfeiture..............................................................   10
     10.4     Tax Withholding.........................................................   10
     10.5     Written Agreement.......................................................   11
     10.6     Indemnification of the Committee and the Board of Directors.............   11
     10.7     Gender..................................................................   11
     10.8     Headings................................................................   11
     10.9     Other Compensation Plans................................................   11
     10.10    Other Options or Awards.................................................   11
     10.11    Governing Law...........................................................   11

                                   ARTICLE I

                                      PLAN

     1.1 Purpose. This instrument amends Section 4.2 of the Plan and restates the Plan. The Plan was originally adopted as the "1989 Powell Industries, Inc. Stock Option Plan", effective March 17, 1989, and was previously amended and restated effective January 1, 1992, which amendment and restatement renamed the Plan the "1992 Powell Industries, Inc. Stock Option Plan." All Options and Awards granted prior to December 31, 1991, will remain subject to all of the terms and conditions of the Plan prior to the first amendment and restatement which was effective January 1, 1992, and all Options, Reload Options, Stock Appreciation Rights, and Awards issued on or after that date and prior to the effective date of this amendment and restatement will be subject to the terms and conditions of the Plan as first amended and restated. All Options, Reload Options, Stock Appreciation Rights, and Awards issued on or after the effective date of this amendment and restatement will be subject to the terms and conditions of the Plan as hereby amended and restated. This Plan continues to be a Plan for key employees of the Company and is intended to advance the best interests of the Company and its shareholders by providing those persons who have a substantial responsibility for the Company's growth with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue their employment with the Company.

     1.2 Effective Date of Plan. The Plan became effective on March 17, 1989 and the first amendment and restatement became effective January 1, 1992. This amendment and restatement shall become effective on January 1, 1996, if within one year of that date it shall have been approved by the holders of at least a majority of the outstanding shares of voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, the approval by the holders of that percentage, at a duly held meeting of stockholders. No Option, Reload Option, Stock Appreciation Right, or Award shall be granted pursuant to the Plan after March 16, 1999.

                                   ARTICLE II

                                  DEFINITIONS

     The words and phrases defined in this Article shall have the meaning set out in the definition unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" shall mean any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2  "Award" shall mean an award of Restricted Stock.

     2.3 "Board of Directors" shall mean the board of directors of Powell Industries, Inc.

     2.4  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     2.5 "Committee" shall mean the Compensation Committee of the Board of Directors, exclusive of any person who is not a Disinterested Person.

     2.6  "Company" shall mean Powell Industries, Inc., a Nevada corporation.

     2.7 "Disinterested Person" shall mean a "disinterested person" as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934.

     2.8 "Employee" shall mean a person employed by the Company or an Affiliate to whom an Option, a Reload Option, a Stock Appreciation Right, or an Award is granted.

     2.9 "Fair Market Value" of the Stock as of any date shall mean (i) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (ii) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (iii) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (iv) if none of the foregoing is applicable, the average between the closing bid and ask prices per share of stock on the last preceding date on which those prices were reported or that amount as determined by the Committee.

     2.10 "Incentive Option" shall mean an Option granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.11 "Maturity Date" shall mean the date the Stock Appreciation Right given in a Stock Appreciation Rights Agreement vests.

     2.12 "Nonqualified Option" shall mean an Option other than an Incentive Option.

     2.13 "Option" shall mean an option granted under this Plan to purchase shares of Stock.

     2.14 "Option Agreement" shall mean the written agreement which sets out the terms of an Option and/or Reload Option.

     2.15 "Plan" shall mean the 1992 Powell Industries, Inc. Stock Option Plan, as amended and restated as set out in this document and as it may be amended from time to time.

     2.16 "Reload Option" shall mean an Option which the Committee may, in its sole discretion, grant in connection with the issuing of an Option if the exercise price of the Option is paid in whole or in part, by exchanging Stock owned by the Employee. A Reload Option shall be an Incentive Option or Nonqualified Option depending on the type of Option previously granted under the Option Agreement containing the Reload Option feature. The Reload Options will be subject to the same restrictions and provisions of the Plan as the original Option, except when specific changes are set out in the Option Agreement.

     2.17 "Restricted Stock" shall mean stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan. The terms and conditions of the Restricted Stock shall be determined by the Committee.

     2.18 "Restricted Stock Agreement" shall mean the agreement between the Company and the Employee under which the Employee is awarded or may purchase Restricted Stock.

     2.19 "Restricted Stock Purchase Price" shall mean the purchase price per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the grant or Award.

     2.20 "Stock" shall mean the common stock of the Company, $.01 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.21 "Stock Appreciation Right" shall mean a right granted to an Employee under the terms of the Plan to receive an amount equal to the excess of the Fair Market Value of one share of Stock as of the date of exercise of the Stock Appreciation Right over the price per share of Stock specified in the Stock Appreciation Rights Agreement or Option Agreement of which it is a part.

     2.22 "Stock Appreciation Rights Agreement" shall mean the written agreement which sets out the terms of a Stock Appreciation Right. All of the terms and conditions of a Stock Appreciation Right shall be determined by the Committee.

     2.23 "10% Shareholder" shall mean an individual who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries.

                                  ARTICLE III

                                  ELIGIBILITY

     The individuals who shall be eligible to receive Incentive Options, Nonqualified Options, Reload Options, Stock Appreciation Rights, and Awards of Restricted Stock shall be those key employees as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Option, Reload Option, Stock Appreciation Right or Award of Restricted Stock or to receive stock, stock options, or stock appreciation rights under any other plan of the Company or any of its Affiliates, if receipt of it would cause the individual not to be a Disinterested Person. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Option, Reload Option, Stock Appreciation Right, or Award of Restricted Stock under this Plan or under other similar plans of the Company.

                                   ARTICLE IV

                    GENERAL PROVISIONS RELATING TO OPTIONS,
              RELOAD OPTIONS, STOCK APPRECIATION RIGHTS AND AWARDS

     4.1 Authority to Grant Options, Reload Options, Stock Appreciation Rights and Awards. The Committee may grant to those key Employees as it shall from time to time determine, Options, Reload Options, Stock Appreciation Rights, or Awards of Restricted Stock under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Option, Reload Option, Stock Appreciation Right or Award of Restricted Stock to be granted to an Employee shall be as determined by the Committee.

     4.2 Dedicated Shares. The total number of shares of Stock with respect to which Options, Reload Options, Stock Appreciation Rights and Awards may be granted under this Plan shall be 1,500,000 shares. That number of shares shall be subject to adjustment in accordance with the provisions of Section 4.6. The shares may be treasury shares or authorized but unissued shares.

     In the event that any outstanding Option, Reload Option, Stock Appreciation Right or Award shall expire or terminate for any reason or any Option, Reload Option, Stock Appreciation Right or Award is surrendered, the shares of Stock and the Stock Appreciation Rights, if any, allocable to the unexercised portion of that Option, Reload Option, Stock Appreciation Right or Award may again be subject to an Option, Reload Option, Stock Appreciation Right or Award under this Plan.

     4.3 Non-Transferability of Options, Reload Options, Stock Appreciation Rights and Awards. Options, Reload Options and Stock Appreciation Rights shall not be transferable by the Employee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Employee's lifetime, only by him. Restricted Stock shall be purchased or earned under a Restricted Stock Agreement during the Employee's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Restricted Stock Agreement shall terminate the Award and all rights of the Employee to that Restricted Stock.

     4.4 Requirements of Law. The Company shall not be required to sell or issue any Stock under any Option, Reload Option, Stock Appreciation Right or Award if issuing that Stock would constitute or result in a violation by the Employee or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option, Reload Option, Stock Appreciation Right or Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option, Reload Option, Stock Appreciation Right or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option, Reload Option, Stock Appreciation Right or Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option, Reload Option, Stock Appreciation Right or Award or the issuance of shares under any of them to comply with any law or regulation of any governmental authority.

     4.5 No Rights as Stockholder. No Employee shall have any rights as a stockholder with respect to Stock covered by his Option, Reload Option, Stock Appreciation Right or Award until the date a stock certificate is issued for the Stock unless the granting agreement specifically gives him a right.

     4.6 Changes in the Company's Capital Structure. The existence of outstanding Options, Reload Options, Stock Appreciation Rights, or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options or Reload Options under this Agreement shall be appropriately adjusted in such a manner as to entitle an Employee to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares as he would have received had he exercised his Option or Reload Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment. In addition, if the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction in the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, the Committee shall make an appropriate adjustment in the number of Stock Appreciation Rights and/or Awards created under the Plan.

     If the Company is merged or consolidated with another corporation or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the Plan, (a) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option or Reload Option shall be entitled, upon exercise of the Option or Reload Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option and Reload Option shall be so exercised; (b) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (c) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option and any underlying Reload Option in full (without regard to any limitations set out in or imposed under the Plan) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options and Reload Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options or Reload Options, the Board of Directors may limit the exercise of the Options and Reload Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options and Reload Options may be exercised and the number of shares of Stock for which Options and Reload Options may be exercised shall be solely within the discretion of the Board of Directors.

     After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Employee shall be entitled to have his Stock Appreciation Rights and/or Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation. If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all of its assets to another corporation while unmatured Stock Appreciation Rights remain outstanding under the Plan, all outstanding Stock Appreciation Rights shall be cancelled as of the effective date of the merger, consolidation, liquidation or sale but payment shall be made under the Agreement prior to its cancellation as though each Stock Appreciation Right matured on the effective date of the merger, consolidation, liquidation or sale.

     The issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of it shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options, Reload Options, Stock Appreciation Rights or Awards then subject to outstanding grants.

     4.7 Election Under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Options, Reload Options, Stock Appreciation Rights and/or Awards issued to him under this Plan.

                                   ARTICLE V

                           OPTIONS AND RELOAD OPTIONS

     5.1 Type of Option. The Committee shall specify whether a given Option shall constitute an Incentive Option or a Nonqualified Option.

     5.2 Option Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased shall be more than 100% of Fair Market Value. In the case of any 10% Shareholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted.

     The price at which shares of Stock may be purchased under a Nonqualified Option shall be the price determined by the Committee in its discretion, so long as the price is not less than the par value of the shares of Stock on the date the Option is granted.

     5.3 Duration of Options. No Option shall be exercisable after the expiration of 10 years from the date the Option is granted. A Reload Option shall have a term which is no longer than the original term of the underlying Option unless it is expressly provided otherwise in the Option Agreement. In the case of a 10% Shareholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

     5.4 Amount Exercisable. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the Optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the Options shall be treated as Nonqualified Options.

     5.5 Exercise of Options. Options shall be exercised by the delivery of written notice to the Committee setting forth the number of shares with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares, (b) Stock at the Fair Market Value on the date of exercise, and/or (c) any other form of payment which is acceptable to the Committee, and specifying the address to which the certificates for the shares are to be mailed. As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Employee certificates for the number of shares with respect to which the Option has been exercised, issued in the Employee's name. If shares of Stock are used in payment, the Fair Market Value of the shares of Stock tendered must be less than the Option Price of the shares being purchased and the difference must be paid by check. Delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the optionee, at the address specified by the Employee.

     5.6 Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option Agreement, Options (including Reload Options) shall terminate immediately upon severance of employment of the Employee from the Company for any reason, with or without cause, other than death, retirement for age or disability under the then established rules of the Company or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

     If, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company because of his age under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than three months after his retirement. If before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company because of his age under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Option's expiration date or one day more than six months after his retirement. In the event of retirement for age the Employee shall have the right prior to the termination of the Option to exercise the Option, but without the right to exercise any Reload Option feature of the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement unless it is expressly provided otherwise in the Option Agreement.

     If, before the expiration of an Option, the Employee shall be retired for disability under the then established rules of the Company, or severed from the employ of the Company for disability, the Option shall terminate on the earlier of the Option's expiration date or one day less than one year after the date he retired or was severed because of disability. In the event that the Employee shall be retired for disability under the then established rules of the Company or severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option to exercise the Option, but without the right to exercise any Reload Option feature of the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability unless it is expressly provided otherwise in the Option Agreement.

     If, before the expiration of an Option, the Employee, whether in the employ of the Company or after he has retired for age or disability or was severed for disability, dies the Option shall continue until the earlier of the Option's expiration date or one year following the date of his death. After the death of the Employee, his executors, administrators or any persons to whom his Option may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's termination, to exercise it, but without the right to exercise any Reload Option feature, to the extent to which he was entitled to exercise it immediately prior to the death unless it is expressly provided otherwise in the Option Agreement.

     In determining the employment relationship between the Company and the Employee, employment by any Affiliate shall be considered employment by the Company, as shall employment by a corporation issuing or assuming a stock option in a transaction to which Section 424(a) of the Code applies, or by a parent corporation or subsidiary corporation of the corporation issuing or assuming a stock option (and for this purpose, the phrase "corporation issuing or assuming a stock option" shall be substituted for the word "Company" in the definitions of parent corporation and subsidiary corporation in Section 2.1, and the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code).

     5.7 Reload Options. From time to time, the Committee may grant Reload Options to Employees. The time of grant of a Reload Option shall be the time the Employee surrenders the shares of Stock with respect to which the Reload Option is granted. The Reload Option shall be for the number of shares of Stock surrendered by the Employee as payment upon the exercise of the previously granted Option. The Reload Option shall be subject to the following restrictions: (a) the Reload Option shall be subject to the same restrictions on exercise and other Plan rules that are imposed on the underlying Option which contained the Reload Option feature; and (b) the Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Stock covered by the underlying Option which contained the Reload Option Feature unless it is expressly provided otherwise in the Option Agreement.

     5.8 Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Board of Directors, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

                                   ARTICLE VI

                           STOCK APPRECIATION RIGHTS

     6.1 Stock Appreciation Rights Included in Options. Stock Appreciation Rights may be included in any Option granted to permit the Employee to surrender the Option or a portion of it which is then exercisable and receive in exchange an amount equal to the excess of the Fair Market Value of the Stock covered by the Option surrendered, or a portion of it, determined on the date of surrender, over the aggregate Option price of the Stock. If authorized by the Committee, an Employee may, by providing written notice to the Committee, elect to surrender all or any portion of an Option for Stock Appreciation Rights.

     Stock Appreciation Rights included in Options may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the Option price of the Stock. Each of the Stock Appreciation Rights included in an Option (a) shall have a term no later than the term of the underlying Option,
(b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of the Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised. The limitations set out in this paragraph may be changed by the Committee in the grant of the Option and/or Stock Appreciation Rights except when the grant is of Stock Appreciation Rights granted in connection with an Incentive Option.

     6.2 Stock Appreciation Rights Not Included in Options. The grant to an Employee of a Stock Appreciation Right that is not a feature of an Option shall, subject to the conditions contained in the Stock Appreciation Rights Agreement, entitle the Employee to an amount equal to the excess of the Fair Market Value of a share of Stock as of the date of exercise of the Stock Appreciation Right over the Fair Market Value of a share of Stock as of the date that the Stock Appreciation Right is granted. The Committee shall fix the term of the Stock Appreciation Right which may not be in excess of 10 years from the date the Stock Appreciation Right is granted. Within the 10 year period the Committee may, in its discretion, provide that portions of the grant may mature at intervals throughout the period.

     6.3 Payment on Exercise of a Stock Appreciation Right. Upon exercise of Stock Appreciation Rights, the Committee may pay the Employee in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock as the Committee determines in the exercise of its sole discretion.

     6.4 Exercise on Termination of Employment. Any Stock Appreciation Right included in an Incentive Option shall expire because of termination of employment at the time the underlying Option expires. Any Stock Appreciation Right included in a Nonqualified Option or not included in an Option shall expire as provided for Nonqualified Options in Section 5.6 generally unless it is expressly provided otherwise in the Option Agreement and/or the Stock Appreciation Rights Agreement.

                                  ARTICLE VII

                                     AWARDS

     7.1 Award and Restricted Stock Agreement. Each Award granted shall be evidenced by a written Restricted Stock Agreement dated as of the date of grant of the Award and executed by the Company and the Employee. The Restricted Stock Agreement may vary any terms and conditions as the Committee determines to be appropriate, including without limitation: (a) conditions consistent with
Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations promulgated under it, as the same may be amended from time to time,
(b) the period during which the Award may be exercised, (c) the manner of exercising the Award, (d) the minimum number of shares of Stock for which the Award may be exercised, (e) the withholding of taxes in connection with the exercise of the Award, (f) the period during which the Restricted Stock may vest, (g) termination of Award rights upon certain events and (h) any other matters the Committee shall determine. If any payment is required to exercise the Award, subject to any restrictions as the Committee, in its sole discretion, may include in the Restricted Stock Agreement, upon payment by the Employee of the Restricted Stock Purchase Price, the Employee shall have all of the rights of a shareholder with respect to the Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect to it.

     7.2 Restriction Period. No Award granted may have restrictions continuing beyond 10 years from the date of the Award.

     7.3 Exercise on Termination of Employment. Any Award which has not been exercised or upon which restrictions have not lapsed will expire upon termination of the Employee's employment with the Company or its Affiliates unless it is expressly provided otherwise in the Award.

                                  ARTICLE VIII

                                 ADMINISTRATION

     The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan, Options, Reload Options, Stock Appreciation Rights, or Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options granted under it which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under the Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

          (a) determine the Employees to whom and the time or times at which Options and/or Reload Options (with or without Stock Appreciation Rights), Stock Appreciations Rights, or Awards will be made,

          (b) determine the number of shares and the purchase price of Stock covered in each Option, Reload Option, Stock Appreciation Right, or Award,

          (c) determine the terms, provisions and conditions of each Option, Reload Option, Stock Appreciation Right and Award, which need not be identical,

          (d) define the effect, if any, on an Option, Reload Option, Stock Appreciation Right or Award of the death, disability, retirement, or termination of employment of the Employee,

          (e) prescribe, amend and rescind rules and regulations relating to the Plan, and

          (f) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of the Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                                   ARTICLE IX

                        AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. However, without the further approval of the holders of at least a majority of the outstanding shares of Stock, or if the provisions of the corporate charter, by-laws or applicable state law prescribes a greater degree of stockholder approval for this action, without the degree of stockholder approval thus required, the Board of Directors may not (a) change the aggregate number of shares of Stock which may be issued under Incentive Options or under all Options, Reload Options, Stock Appreciation Rights or Awards which may be issued under this Plan, (b) change the class of individuals eligible to receive Options, Reload Options, Stock Appreciation Rights, or Awards or (c) decrease the option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted. The Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Employee under this Plan. All amounts at any time attributable to Stock Appreciation Rights granted shall be solely a charge upon the Company, and all Employees shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

     10.2 No Employment Obligation. The granting of any Option, Reload Option, Stock Appreciation Right, or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option, a Reload Option, a Stock Appreciation Right, or an Award has been granted to him.

     10.3 Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that the Employee, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a financial or other interest, whether as an employee, officer, director, consultant, contractor, shareholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Employee shall forfeit all outstanding Options, Reload Options, and Stock Appreciation Rights, and all outstanding Awards which have not fully vested, including all rights related to such matters, and including all unexercised Options and/or Reload Options, and exercised Options and/or Reload Options, Stock Appreciation Rights and other elections pursuant to which the Company has not yet delivered a stock certificate, and any additional Options not yet granted pursuant to a Reload Option. Clause (b) shall not be deemed to have been violated solely by reason of the Employee's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation, and if written notice of the ownership is given the Committee by the Employee within 60 days after the later of the date on which the Employee is notified of a grant of an Option, Reload Option, Stock Appreciation Right, or Award under this Plan or the date on which the Employee acquires the ownership.

     The decision of the Committee as to the cause of the Employee's discharge, the damage done to the Company or an Affiliate, and the extent of the Employee's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner. To provide the Company with an opportunity to enforce this Section, no certificate for Stock may be issued under this Plan without the certification by the Committee that no action forbidden by this provision has been raised for their determination.

     10.4 Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Employee any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option, a Reload Option, a Stock Appreciation Right or an Award. In the alternative, the Company may require the Employee (or other person exercising the Option, Reload Option or Stock Appreciation Right or receiving the Award) to pay the sum directly to the employer corporation. If the Employee (or other person exercising the Option, Reload Option, the Stock Appreciation Right, or receiving the Award) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise. The Company shall have no obligation upon exercise of any Option, Reload Option, Stock Appreciation Right or receipt of an Award until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise is sufficient to cover all sums due with respect to that exercise. The Company shall not be obligated to advise an Employee of the existence of the tax or the amount which the employer corporation will be required to withhold.

     10.5 Written Agreement. Each Option, Reload Option, Stock Appreciation Right and Award shall be embodied in a written Option Agreement, Stock Appreciation Rights Agreement, or Restricted Stock Agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Employee and by a member of the Committee on behalf of the Committee and the Company. The Option Agreement, Stock Appreciation Rights Agreement, or Restricted Stock Agreement may contain any other provisions that the Committee in its discretion shall deem advisable.

     10.6 Indemnification of the Committee and the Board of Directors. With respect to administration of the Plan, the Company shall indemnity each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors (a) in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors, or (b) in respect of any matter in which any settlement is effected, to an amount in excess of the amount approved by the Company on the advice of its legal counsel. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     10.7 Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

     10.8 Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     10.9 Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     10.10 Other Options or Awards. The grant of an Option, Reload Option, Stock Appreciation Right, or Award shall not confer upon the Employee the right to receive any future or other Options, Reload Options, Stock Appreciation Rights or Awards under this Plan, whether or not Options, Reload Options, Stock Appreciation Rights or Awards may be granted to similarly situated Employees, or the right to receive future Options, Reload Options, Stock Appreciation Rights or Awards upon the same terms or conditions as previously granted.

     10.11 Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas and, to the extent applicable, the laws of the United States.

                              Front Side of Proxy


                            POWELL INDUSTRIES, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 15, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned appoints Thomas W. Powell and Stephen W. Seale, Jr., and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Powell Industries, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Powell Industries, Inc., to be held at the Hobby Airport Hilton, 8181 Airport Boulevard, in Houston, Texas, at 11:00 a.m. Houston time, on March 15, 1996 and at any adjournment thereof, as follows:

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2

  1. [ ] FOR the election (except as indicated below) to the Board of Directors, class of 1999, of J.F. Ahart, Eugene L. Butler, and Bonnie L. Powell.

           Instructions:            To withhold authority to vote for an
                                    individual nominee, write that nominee's name on the line provided below.

     _____________________________________________________________________

           [ ]     WITHHOLD authority to vote for all nominees listed above.

  2.       [ ]     FOR amendment of the Powell Industries, Inc. 1992 Stock
                   Option Plan.

           [ ]     AGAINST such amendment  [ ]   ABSTAIN with respect to such
                   amendment

                          (continued on reverse side)

                               BACK SIDE OF PROXY

                          (continued from other side)

  3. In their discretion with respect to (1) any other matters as may properly come before the meeting and any adjournment thereof, (2) approval of the minutes of the prior meeting, if such approval does not amount to ratification of the action taken at that meeting, (3) the election of any other person as a director if a nominee named above is unable to serve or for good cause will not serve, and (4) matters incident to the conduct of the meeting.

           If properly executed, this proxy will be voted as directed above.

           IF NO DIRECTION IS INDICATED WITH RESPECT TO THE ABOVE PROPOSALS, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2.


                                                  ____________________________

                                                  ____________________________
                                                  (PLEASE SIGN EXACTLY AS NAME
                                                  APPEARS HEREON.  JOINT OWNERS
                                                  SHOULD EACH SIGN.  EXECUTORS,
                                                  ADMINISTRATORS, TRUSTEES,
                                                  ETC., SHOULD INDICATE THE
                                                  CAPACITY IN WHICH SIGNING.)

                                                  DATED: __________________ 1996


                 IMPORTANT:  PLEASE SIGN, DATE AND RETURN THIS
                 PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE!